Deferred tax	12 Months Ended
Dec. 31, 2021
Deferred tax

22	Deferred tax

Deferred tax is calculated in full on temporary differences under the liability method using tax rates applicable in the tax jurisdictions where the tax asset or liability would arise.

The movement on the deferred tax account in 2021 is £nil (2020: £nil, 2019: £nil) as the net credit arising on the amortisation of intangible assets and other timing differences has been matched by a reduction in the deferred tax asset recognised on the losses offsetting the liability remaining.

Unused tax losses carried forward, subject to agreement with local tax authorities, were as follows:

	Gross losses £’000	Potential deferred tax asset £’000
31 December 2021	67,210	16,925
31 December 2020	63,183	13,076
31 December 2019	49,565	8,426

During 2020 the remaining deferred tax asset and liability arising on the business combination of Midatech Pharma (Wales) Ltd (2019: £1.6m) was de-recognised as a result of the impairment of the assets through the Consolidated Statements of Comprehensive Income.

The deferred tax asset which qualifies for offset against the deferred tax liability, mainly arising on the acquisitions of Midatech Pharma (Wales) Limited in 2021 is £nil (2020: £nil, 2019: £1.6m). The remaining potential deferred tax asset of £16.9m (2020 £13.1m, 2019: £9.0m) has not been provided in these accounts due to uncertainty as to whether the asset would be recovered. The losses have arisen as a result of accumulated trading losses.

Deferred tax asset balances disclosed as at 31 December 2021 have been calculated at 25%. The Finance Bill 2021 enacts an increase in the tax rate to 25% from 1 April 2023.

Details of the deferred tax liability are as follows:

2021	Asset £’000	Liability £’000	Net £’000
Business Combinations	–	–	–

2020	Asset £’000	Liability £’000	Net £’000
Business Combinations	–	–	–

2019	Asset £’000	Liability £’000	Net £’000
Business Combinations	1,581	(1,581)	–